Supplement dated July 11, 2012,

To the Prospectus, as amended, dated May 1, 2008 for

NYLIAC Pinnacle Variable Universal Life Insurance

and

NYLIAC Pinnacle Survivorship Variable Universal Life Insurance

Investing in

NYLIAC Variable Universal Life Separate Account-I

This supplement amends the May 1, 2008 prospectuses, as amended (the “Prospectuses”), for the above-referenced New York Life variable universal life insurance policies (the “policies”). You should read this information carefully before you invest and retain this supplement for future reference together with the prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectuses for the policies. All capitalized terms have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to announce that the option for the policy beneficiary to place Policy Proceeds in an interest-bearing draft account is no longer available. The Prospectuses are being changed to delete references to the interest-bearing draft account.

Keeping this purpose in mind, please note the following:

The section of Prospectuses entitled, “Policy Payment Information—Death Claims” is deleted in its entirety and replaced with the following:

When the Insured is living, you may designate how the Policy Proceeds will be paid to the beneficiary. Policy Proceeds can be paid in a lump sum or over time through the various payment options described below.

If you do not specify how Policy Proceeds will be paid, they will be paid in a lump sum. If you elect to have Policy Proceeds paid through one of the payment options described below, the beneficiary will not be able to receive a lump sum.

Any Policy Proceeds paid in one sum will include interest compounded each year from the date of the Insured’s death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

LUMP SUM PAYMENT

If you specified that the Policy Proceeds be paid in a lump sum, after the death of the Insured (under VUL) or last surviving Insured (under SVUL), the beneficiary can choose among the following methods of payment:

•	We will issue a single check for the amount of the Policy Proceeds; or

•	Policy Proceeds will be paid over time through one of the payment options described below.

After we are notified of the death of the Insured (under VUL) or last surviving Insured (under SVUL), the beneficiary will receive a claim form. If no choice is made, we will issue a single check for the amount of the Policy Proceeds.

PAYMENT OPTIONS

If you designated that the Policy Proceeds be paid to the beneficiary over time, or if the beneficiary chooses (or elects a payee) to be paid over time, Policy Proceeds will be paid according to one of the following payment options: an Interest Accumulation Option, an Interest Payment Option, or a Life Income Option. (Those receiving payments under these options—whether they are designated by you or the beneficiary—will be referred to as “payees” below.) Under the Interest Accumulation or Interest Payment Options, the payee can withdraw amounts of at least $100 at any time. We will mail a check for the amount of the proceeds to the payee. If the payee requests a withdrawal, and the balance remaining on deposit with us after the withdrawal would be less than $100, we may pay the entire remaining balance in one sum to the payee.

•	Interest Accumulation Option (Option 1 A)

Under this option, the Policy Proceeds will remain on deposit with us until the payee requests a withdrawal. Each year, interest will accumulate on the balance at a rate we reset annually. The interest crediting rate will never be less than 3%. Sums withdrawn will be credited interest up to the date of the withdrawal.

•	Interest Payment Option (Option 1 B)

Under this option, the Policy Proceeds will remain on deposit with us until the payee requests a withdrawal. Interest earned on any balance will be paid directly to the payee on a monthly, quarterly, semi-annual or annual basis. The balance will earn interest at a rate we reset annually. The interest crediting rate will never be less than 3%.

•	Life Income Option (Option 2)

Under this option, the Policy Proceeds are applied to the purchase of a single premium life annuity policy that will make equal monthly payments during the lifetime of the payee. The annuity policy is issued when the first premium payment is due. Payments under the annuity will remain level and are guaranteed for a period that you (or the beneficiary, if applicable) specify—5, 10, 15 or 20 years—even if the specified payee dies sooner.

Payments are based on an adjusted annuity premium rate in effect at the time of issue, but will never be less than the corresponding minimum amount shown in the “Option 2” table of your policy. Upon request, we will send you (or the beneficiary, if applicable) a statement of the minimum amount of each monthly payment—based on the gender and adjusted age of the payee(s)—before this option is elected.

If the first annuity payment was due in 2016 or after, we will decrease the payee’s actual age to arrive at the payee’s adjusted age. Such decreases will result in lower monthly annuity payments to the payee. Adjustments to the payee’s age will be made as follows:

2006 – 2015	2016 – 2025	2026 – 2035	2036 and later
0	-1	-2	-3

A decrease in the payee’s age results in lower payments than if no decrease was made.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010